UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 7, 2023

(Exact name of registrant as specified in its charter)

Delaware	001-35720	45-3052669
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

15 Koch Road, Corte Madera, California 94925

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (415) 924-1005

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, $0.0001 par value	RH	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

RH (the “Company”) is filing this Current Report on Form 8-K/A solely to update the table captioned “Estimated Diluted Shares Outstanding” as disclosed in a shareholder letter released on September 7, 2023 announcing its second quarter 2023 financial results (the “Original Shareholder Letter”) in order to correct the fiscal 2023 “Estimated adjusted diluted shares outstanding” information provided in such table.

The updated estimated adjusted diluted shares outstanding for fiscal 2023 are 21.61 million, 21.66 million, 21.76 million, 21.84 million and 21.91 million shares at $318, $343, $368, $393 and $418 implied average stock prices, respectively.

The Original Shareholder Letter was furnished in the Company’s Current Report on Form 8-K filed with the SEC on September 7, 2023 (the “Form 8-K”). Other than the changes to the Original Shareholder Letter described above, no other changes have been made to the Form 8-K. This Amendment No. 1 to the Form 8-K speaks as of the original filing date of the Form 8-K, does not reflect events that may have occurred subsequent to the original filing date, and does not otherwise modify or update in any way disclosures made in the original Form 8-K.

Item 2.02. Results of Operations and Financial Condition.

On September 7, 2023, RH released its financial results for the second quarter ended July 29, 2023 by posting the Original Shareholder Letter on the investor relations section of the Company’s website. On September 9, 2023, RH released a corrected version of the Original Shareholder Letter and posted such corrected shareholder letter on its website. A copy of the “RH Second Quarter 2023 Financial Results and Shareholder Letter”, as corrected, is attached hereto as Exhibit 99.2, and is incorporated herein by reference.

The information provided in this Item 2.02, including Exhibits 99.1 and 99.2, is intended to be “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such a filing.

RH is also disclosing that it may use the rh.com, restorationhardware.com, and ir.rh.com websites as means of disclosing material non-public information and for complying with its disclosure obligations under Regulation FD.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1

Press release dated September 7, 2023 announcing the release of second quarter 2023 results (incorporated by reference to Exhibit 99.1 furnished with RH’s Current Report on Form 8-K filed with the SEC on September 7, 2023).

99.2	RH second quarter 2023 financial results and shareholder letter dated September 7, 2023, as corrected.

104	Cover Page Interactive Data File––the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 11, 2023	By:	/s/ Jack Preston
Jack Preston
Chief Financial Officer